SCHEDULE 14A INFORMATION

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                              TII Industries, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                              TII INDUSTRIES, INC.
                                1385 AKRON STREET
                            COPIAGUE, NEW YORK 11726
                                 (516) 789-5000






                   NOTICE OF A CANCELED STOCKHOLDERS' MEETING




NOTICE is hereby given that the Special Meeting of Stockholders of TII Industries, Inc. called for April 20, 1999 has been canceled.


April 13, 1999                            By Order of the Board of Directors


                                          Dorothy Roach,
                                          Secretary